Exhibit (j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby  consent to the  incorporation  by  reference  in this  Post-Effective
Amendment No. 124 to the registration statement on Form N-1A ("Registration Statement") of our report dated November 17, 2000, relating to the financial statements and financial highlights which appears in the September 30, 2000 Annual Report to Shareholders of Scudder Capital Growth Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Experts", "Administrative Fee" and "Independent Accountants and Reports to Shareholders" in such Registration Statement.


/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 27, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby  consent to the  incorporation  by  reference  in this  Post-Effective
Amendment No. 124 to the registration statement on Form N-1A ("Registration Statement") of our report dated February 25, 2000, relating to the financial statements and financial highlights which appears in the December 31, 1999 Annual Report to Shareholders of Scudder Dividend & Growth Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Administrative Fee" and "Independent Accountants and Reports to Shareholders" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 27, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby  consent to the  incorporation  by  reference  in this  Post-Effective
Amendment No. 124 to the registration statement on Form N-1A ("Registration Statement") of our report dated November 21, 2000, relating to the financial statements and financial highlights which appears in the September 30, 2000 Annual Report to Shareholders of Scudder Growth and Income Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Experts", "Administrative Fee" and "Independent Accountants and Reports to Shareholders" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 27, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby  consent to the  incorporation  by  reference  in this  Post-Effective
Amendment No. 124 to the registration statement on Form N-1A ("Registration Statement") of our report dated September 15, 2000, relating to the financial statements and financial highlights which appears in the July 31, 2000 Annual Report to Shareholders of Scudder Large Company Growth Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Administrative Fee" and "Independent Accountants and Reports to Shareholders" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 27, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby  consent to the  incorporation  by  reference  in this  Post-Effective
Amendment No. 124 to the registration statement on Form N-1A ("Registration Statement") of our report dated November 28, 2000, relating to the financial statements and financial highlights which appears in the September 30, 2000 Annual Report to Shareholders of Scudder Small Company Stock Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Experts", "Administrative Fee" and "Independent Accountants and Reports to Shareholders" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 27, 2000